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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

CRUCIAL INNOVATIONS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-229638	98-1446012
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

86-90 Paul Street London, United Kingdom	EC2A 4NE
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 203 148 1452

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On May 22, 2025, the Board of Directors of Crucial Innovations Corp. (“CINV” or the “Company”) dismissed RBSM LLP (“RBSM”) as the Company’s independent accountants, effective as of such date.

The report of RBSM concerning the Company’s financial statements for the fiscal year ended December 31, 2023 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Although RBSM were initially engaged by the Company in May 2024, RBSM had not commenced, and had not been engaged to provide, an audit of the Company’s financial statements for the fiscal year ended December 31, 2024.

During the year ended December 31, 2024 and during the period from the end of the fiscal year ended December 31, 2024 through to the date of RBSM’s dismissal, there were no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RBSM would have caused it to make reference to the subject matter of the disagreements in connection with its report for the fiscal year ended December 31, 2023.

CINV provided RBSM with a copy of this Current Report on Form 8-K prior to its filing with the Commission, and requested that RBSM furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by CINV in this Current Report, and if not, stating the aspects with which it does not agree.

Also on May 22, 2025, CINV engaged Mercurius & Associates LLP (“Mercurius”) as its independent accountant. Prior to the engagement of Mercurius, the Company had not consulted with Mercurius regarding either:

(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Mercurius concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1       Letter from RBSM LLP dated May 23, 2025.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUCIAL INNOVATIONS CORP.
Date: May 23, 2025
By:	/s/ Jon-Paul Doran
Name:	Jon-Paul Doran
Title:	Chief Executive Officer

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